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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 12, 2004


                         GLOBAL PREFERRED HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                        0-23637                  58-2179041
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                            6455 EAST JOHNS CROSSING
                                    SUITE 402
                                DULUTH, GA 30097
                    (Address of principal executive offices)

                                 (770) 248-3311
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Information Required by Item 304(a)(1) of Regulation S-K:

     Deloitte & Touche LLP resigned as the Registrant's independent registered public accounting firm, effective November 12, 2004, following completion of its services related to the review of the Registrant's interim financial statements for the quarter and nine months ended September 30, 2004. The resignation was the sole decision of Deloitte & Touche.

     The audit reports of Deloitte & Touche on the Registrant's consolidated financial statements as of and for the year ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the Registrant's fiscal year ended December 31, 2003 and the subsequent interim period through November 12, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to refer to the subject matter of the disagreements in connection with their report.

     In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant's most recent fiscal year and the subsequent interim periods.

     The Registrant requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

     The resignation was neither approved nor recommended by the Registrant's Audit Committee.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     Exhibit No.           Description
     ----------            -----------
       16.1                Letter from Deloitte & Touche LLP to the Securities and Exchange Commission
                           dated November 12, 2004 regarding change in certifying accountant.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  November 15, 2004                Global Preferred Holdings, Inc.

                                        By: /s/ Bradley E. Barks
                                           -------------------------------------
                                           Name:    Bradley E. Barks
                                           Title:   Chief Financial Officer